UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2019

THUNDER BRIDGE ACQUISITION, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38531	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	TBRG	The NASDAQ Stock Market LLC
Warrants to purchase one Class A Ordinary Share	TBRGW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A Ordinary Share and one Warrant	TBRGU	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on January 22, 2019 by Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “Thunder Bridge”), with the U.S. Securities and Exchange Commission (“SEC”), on January 21, 2019, Thunder Bridge entered into an Agreement and Plan of Merger, which was subsequently amended and restated on each of February 11, 2019 and May 9, 2019 (as amended, the “Merger Agreement”) with TB Acquisition Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Thunder Bridge (“Merger Sub”), Hawk Parent Holdings, LLC, a Delaware limited liability company (“Repay”), and CC Payment Holdings, L.L.C., solely in its capacity as the securityholder representative thereunder (the “Repay Securityholder Representative”). Pursuant to the Merger Agreement, (i) Thunder Bridge will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) Merger Sub will merge with and into Repay with Repay continuing as the surviving entity and a subsidiary of Thunder Bridge (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Transactions”). Upon the closing of the Transactions (the “Closing”), Thunder Bridge’s corporate name will change to “Repay Holdings Corporation.”

Director Replacement Notice

On May 29, 2019, pursuant to the provisions of Section 5.14 of the Merger Agreement, Thunder Bridge designated Paul R. Garcia as a replacement director for Gary A. Simanson to serve on the Board of Directors of Thunder Bridge immediately after the Closing (the “Post-Closing Board”).

Parent Sponsor Stockholders Agreement

In connection with the replacement of Gary A. Simanson with Paul R. Garcia on the Post-Closing Board, the parties to the Merger Agreement have agreed to replace the form of stockholders agreement that Thunderbridge and Mr. Simanson were expected to execute in connection with the Closing with a new stockholders agreement (as may be amended, including to the extent required by the Nasdaq Stock Market, the “Parent Sponsor Stockholders Agreement”) with Thunder Bridge’s sponsor, Thunder Bridge Acquisition, LLC (the “Sponsor”).

Under the Parent Sponsor Stockholders Agreement, so long as the Sponsor (or any subsequent Stockholder party thereto, as described below, the “Stockholder”) and its permitted transferees collectively beneficially own at least 5% of the Class A common stock of the post-Closing company, Peter J. Kight (or in the event of his death or incapacity, Robert H. Hartheimer) (the “Stockholder Designator”) will be able to designate an individual (the “Stockholder Designee”) to be nominated to serve as a Class I director on the Post-Closing Board; provided, that such Stockholder Designee must be eligible to serve as a director, qualify as “independent” and be qualified to serve on the audit committee of the Post-Closing Board, in each case under applicable Nasdaq rules (or any other market upon which shares of Class A common stock are then traded), and be willing to serve on the audit committee. Thunder Bridge will also agree to use its best efforts to cause the Stockholder Designee to be elected to the Post-Closing Board. So long as Mr. Garcia is willing to serve on the Post-Closing Board and meets the requirements to serve as the Stockholder Designee as described above, the Stockholder Designator will continue to designate Mr. Garcia as the Stockholder Designee. Additionally, any change in the size of the Post-Closing Board requires the consent of the Stockholder Designator. The Stockholder Designee will be entitled to receive compensation consistent with the compensation received by other non-employee directors, including any fees and equity awards, and will be entitled to the same rights and privileges applicable to all other members of the Post-Closing Board, including indemnification and exculpation rights and director and officer insurance.

Upon the distribution by the Sponsor to its members of the securities of Thunder Bridge that it owns, the Stockholder Designator at that time will automatically become the Stockholder for purposes of the Parent Sponsor Stockholders Agreement. For purposes of the Parent Sponsor Stockholders Agreement, the Stockholder’s permitted transferees will include:

●	so long as the Stockholder is the Sponsor, (i) certain of the Sponsor’s affiliates and (ii) any of the Sponsor’s members as of the Closing (the “Sponsor Members”) and certain of such members’ respective affiliates (the “Related Parties”); and

●	upon the Stockholder Designator becoming the Stockholder, (i) certain of the Stockholder Designator’s affiliates and (ii) any Sponsor Members and Related Parties that have entered into a voting agreement with the Stockholder Designator or otherwise filed a form with the SEC indicating that they are part of a “group” with the Stockholder Designator for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Thunder Bridge will also agree to provide the Stockholder with certain information and access rights to the books and records of Thunder Bridge and its subsidiaries, as well as delivery of certain financial and operating reports and other reports and information that it otherwise prepares. The Stockholder will also be subject to certain confidentiality obligations.

The Parent Sponsor Stockholders Agreement will terminate upon the earliest to occur of: (i) the Stockholder and its permitted transferees collectively beneficially owning less than 5% of the outstanding Class A common stock of Thunder Bridge; (ii) the written request of the Stockholder to the Company to terminate the Parent Sponsor Stockholders Agreement; (iii) five (5) years after the Closing; (iv) the later of (A) 100% of the founder shares that the Sponsor agreed to place in escrow and subject to forfeiture after the Closing pursuant to the Sponsor Earnout Letter vesting and no longer being subject to forfeiture in accordance with the terms of the Sponsor Earnout Letter and (B) the expiration of the lock-up period that the Sponsor agreed to in connection with Thunder Bridge’s initial public offering; and (v) the death or incapacity of both Peter J. Kight and Robert H. Hartheimer. Thunder Bridge will agree in the Parent Sponsor Stockholders Agreement that the charter of Thunder Bridge’s nominating and corporate governance committee will provide that in the event that the Parent Sponsor Stockholders Agreement is terminated due to the death or incapacity of both Peter J. Kight and Robert H. Hartheimer, (i) Mr. Garcia will continue to be nominated for the Post-Closing Board as a Class I director so long as he is willing to serve and otherwise meets the qualifications for the Stockholder Designee described above and (ii) if Mr. Garcia is no longer willing to serve or fails to meet the qualifications for the Stockholder Designee described above, the committee will nominate an independent director for such Class I director position who otherwise meets the qualifications for the Stockholder Designee described above and who is not an affiliate of CC Payment Holdings, L.L.C. or an officer, director, manager, employee, partner, member or stockholder of CC Payment Holdings, L.L.C. or its affiliate.

The foregoing description of the Parent Sponsor Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Parent Sponsor Stockholders Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Garcia Support Agreement

Mr. Garcia entered into a Parent Sponsor Director Support Agreement (the “Garcia Support Agreement”) in favor of Thunder Bridge and Repay and their present and future successors and subsidiaries (collectively, the “Covered Parties”), which Garcia Support Agreement is in substantially the same form as the Parent Sponsor Director Support Agreement that was entered into by Mr. Simanson on January 21, 2019.

In the Garcia Support Agreement, Mr. Garcia has agreed for the restricted period described below, subject to specified exceptions and conditions in the Garcia Support Agreement, to not directly or indirectly engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, or be employed by, any business that is primarily engaged in the business of providing electronic payment processing services to merchants in any or all of the payday lending, installment lending, buy-here, pay-here auto lending, collections, debt recovery and accounts receivable management industries. Mr. Garcia also agreed in the Garcia Support Agreement to certain non-solicitation and non-interference obligations during the restricted period and customary confidentiality requirements. The restricted period lasts from the Closing until the six-month anniversary of when Mr. Garcia is no longer an employee or director of the Covered Parties.

In addition, Thunder Bridge, Repay and Mr. Simanson agreed to terminate the Parent Sponsor Director Support Agreement that Mr. Simanson previously entered into on January 21, 2019.

The foregoing description of the Garcia Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Garcia Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Sponsor Earnout Letter Second Amendment

Thunder Bridge, Repay and the Sponsor have agreed to amend the letter agreement, dated as of January 21, 2019 (as amended on May 9, 2019, the “Sponsor Earnout Letter”), among Thunder Bridge, the Sponsor and Repay (such amendment, the “Sponsor Earnout Letter Second Amendment”), to remove the requirement that the Sponsor liquidate within 10 days following the Closing and to otherwise accommodate Mr. Garcia’s replacement of Mr. Simanson on the Post-Closing Board for certain limited purposes thereunder.

The foregoing description of the Sponsor Earnout Letter Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Sponsor Earnout Letter Second Amendment, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 29, 2019, Thunder Bridge issued a press release announcing the designation of Paul R. Garcia to the Post-Closing Board upon the consummation of the previously announced business combination between Thunder Bridge and Repay. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication is being made in respect of the proposed business combination between Thunder Bridge and Repay. In connection with the proposed business combination, Thunder Bridge has filed with the SEC a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC. After the registration statement is declared effective, Thunder Bridge will mail the definitive proxy statement/prospectus to its shareholders and warrant holders. Before making any voting or investment decision, investors, shareholders and warrant holders of Thunder Bridge are urged to carefully read the preliminary proxy statement/prospectus, and when they become available, the definitive proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about Thunder Bridge, Repay and the proposed business combination. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

PARTICIPANTS IN THE SOLICITATION

Thunder Bridge and Repay and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thunder Bridge in favor of the approval of the business combination and from the warrant holders of Thunder Bridge in favor of the warrant amendment. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Thunder Bridge in connection with the proposed business combination is set forth in the preliminary proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Repay’s industry and market sizes, future opportunities for Thunder Bridge, Repay and the combined company, Thunder Bridge’s and Repay’s estimated future results and the proposed business combination between Thunder Bridge and Repay, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

 In addition to factors previously disclosed in Thunder Bridge’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge’s shareholders and warrant holders, the inability to consummate the contemplated private placement, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market’s listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which Repay competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that Repay targets; risks relating to Repay’s relationships within the payment ecosystem; risk that Repay may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to Repay; and the risk that Repay may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and Repay or the date of such information in the case of information from persons other than Thunder Bridge or Repay, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Repay’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1	Form of Parent Sponsor Stockholders Agreement by and among Thunder Bridge and the Sponsor

10.2	Parent Sponsor Director Support Agreement, dated as of May 29, 2019, by Paul R. Garcia in favor of Thunder Bridge and Repay

10.3	Second Amendment to Sponsor Letter Agreement, dated as of May 29, 2019, by and among Thunder Bridge, the Sponsor and Repay

99.1	Press Release, dated May 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION, LTD.

Dated: May 29, 2019	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: Chief Executive Officer